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                                                                EXHIBIT 10.14.12

                        THIRTEEN MODIFICATION AGREEMENT
                        -------------------------------

     THIS AGREEMENT is made as of the 30th day of May, 1997, between SEI CORPORATION, a Pennsylvania corporation ("Company") and PNC BANK, NATIONAL ASSOCIATION, successor by merger to Provident National Bank ("Bank").

                                  BACKGROUND
                                  ----------

     Bank and Company have entered into a Credit Agreement effective as of May 31, 1992 as amended by a Waiver and First Modification Agreement between Bank and Company dated as of September 30, 1992, a Second Modification Agreement between Bank and Company dated as of April 19, 1993, a Third Modification Agreement between Bank and Company dated as of May 31, 1993, a Fourth Modification Agreement between Bank and Company dated as of March 14, 1994, a Fifth Modification Agreement dated as of May 31, 1994, a Sixth Modification Agreement dated as of May 5, 1995, a Seventh Modification Agreement effective as of May 31, 1995, an Eighth Modification Agreement dated October 19, 1995, a Ninth Modification Agreement dated March 31, 1996, a Tenth Modification Agreement dated as of May 31, 1996, an Eleventh Modification Agreement dated October 1, 1996 and a Release and Modification Agreement dated February 20, 1997 (as so amended, the "Credit Agreement") pursuant to which Bank agreed to make up to $50,000,000 in loans (the "Loans") to Company. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement. The Loans currently are evidenced by Company's restated note dated October 1, 1996 (the "Note") in the principal amount of $50,000,000.

     Company and Bank desire to extend the Termination Date as contemplated by the Credit Agreement.

                                   Agreement
                                   ---------

     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

     1. Terms. Capitalized terms not defined herein shall have the meanings set
        -----
forth in the Credit Agreement.

     2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as
        -----------------------------
follows:

        (a) As contemplated by Section 9.15 of the Credit Agreement, the Termination Date and the date on which the Credit Commitment shall expire and the Credit Period shall end is hereby changed from May 31, 1997 to May 31, 1998, effective June 1, 1997.

     3. Loan Documents. All references in the Restated Note and the Credit
        --------------
Agreement to the Credit Agreement are hereby deemed to be to the Credit Agreement, as amended hereby.

     4. Representations and Warranties. Company represents and warrants that:
        ------------------------------

        (a) Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite power and authority to make and perform this Agreement.

        (b) The execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action of Company and will not violate any applicable provision of law or judgment, order or regulation of any court or of any public or governmental agency or authority nor conflict with or constitute a breach of or a default under any instrument to which Company is a party or by which Company or any of the Company's properties is bound;

       (c) This Agreement constitutes the legal, valid and binding obligation of Company, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor's rights generally and general principles of equity;




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        (d) No approval, consent or authorization of, or registration, declaration or filing with, any governmental or public body or authority is required in connection with the valid execution, delivery and performance by Company of this Agreement, except such as have been obtained; and

        (e) All representations and warranties of Company set forth in Section 5 of the Credit Agreement are true and correct as of the date hereof.

     All of the above representations and warranties shall survive the making of this Agreement.

     5. Company's Ratification. Except as hereinabove modified and amended and
        ----------------------
except as necessary to conform to the intention of the parties hereinabove set forth, the Credit Agreement and the Restated Note shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects, as so amended.

     6. Miscellaneous.
        -------------

        (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

        (b) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

        (c) This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                    SEI CORPORATION

                                    By:  /s/ Henry H. Greer
                                         ---------------------------------------
                                    Title: President and Chief Operating Officer
                                           -------------------------------------

                                    PNC BANK, NATIONAL ASSOCIATION

                                    By: /s/ Warren C. Engle
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------


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